Exhibit 99.1

THIRD AMENDMENT TO
CREDIT AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Third Amendment”) is dated as of the 9th day of November, 2004 among BELDEN CDT INC. (the “Parent”), BELDEN INC., BELDEN TECHNOLOGIES, INC., BELDEN WIRE & CABLE COMPANY and CABLE DESIGN TECHNOLOGIES INC. (collectively with the Parent, the “Borrowers”), WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”), and the Lenders party hereto (collectively, the “Lenders”);

W I T N E S S E T H :

     WHEREAS, Belden Inc., Belden Technologies, Inc., Belden Communications Company, Belden Wire & Cable Company, the Agent and the Lenders executed and delivered that certain Credit and Security Agreement, dated as of October 9, 2003 (as amended by that certain First Amendment to Credit and Security Agreement dated May 10, 2004 and that certain Consent Under and Second Amendment to Credit and Security Agreement dated May 26, 2004, the “Credit Agreement”); and

     WHEREAS, Borrowers have requested certain amendments to provisions of the Credit Agreement, and the Agent and the Lenders have agreed to provide for such amendments, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Agent and the Lenders hereby covenant and agree as follows:

1.	Definitions. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2.	Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical sequence, and, to the extent any such defined terms were previously included in the Credit Agreement, by deleting such previous definitions:

(a)	“Borrowers” means, individually and collectively, as the context requires, each of the following Persons, each of them being jointly and severally obligated as Borrowers hereunder: (a) Belden CDT Inc., Belden Inc., Belden Technologies, Inc., Belden Wire & Cable Company and Cable

Design Technologies Inc.; and (b) in the case of each Borrower, its successors and its permitted assigns.

(b)	“CDT” means Cable Design Technologies Inc., a Washington corporation.

(c)	“CDT Debentures” means the 4.00% Convertible Subordinated Debentures due July 15, 2023 of Cable Design Technologies Corporation.

(d)	“CDT Group” means the Parent, Red Hawk/CDT, Inc., CDT and all of the Domestic Subsidiaries of CDT.

(e)	“Consolidated Fixed Charges” means the sum of the following, calculated on a consolidated basis in accordance with GAAP for the Parent and its Consolidated Subsidiaries in each case calculated for the relevant fiscal period prior to the date of such calculation: (a) Consolidated Net Interest Expense, plus (b) principal of long term Debt (excluding the payment by Belden Inc. of the $64,000,000 Senior Notes Series A which were due on September 1, 2004) paid or payable in cash as reflected on the Parent’s and its Consolidated Subsidiaries’ most recent monthly financial statements submitted to the Lenders pursuant to SECTION 5.01(b), plus (c) the aggregate amount of all Restricted Payments (other than those of the type described in subsections (a) and (b) of the definition of Restricted Payments) paid, plus (d) the amount of any reductions in the Amortizing Equipment Availability Amount pursuant to the definition thereof. The “relevant fiscal period” referenced in the preceding sentence means (i) for any date of calculation during the 12 Fiscal Month period after the Merger, the period beginning with and including the first Fiscal Month after the Merger through and including the Fiscal Month just ended prior to the date of calculation; and (ii) for any date of calculation after the 12 Fiscal Month period after the Merger, the 4 Fiscal Quarters or 12 Fiscal Months just ended prior to the date of calculation.

(f)	“Fixed Charge Coverage Ratio” means, as of any date of calculation, the ratio of (a) Consolidated EBITDA, less the aggregate amount of all capital expenditures of the Parent and its Consolidated Subsidiaries, less Consolidated Cash Taxes, less any amounts to be paid under the Cooper Tax Sharing Agreement, less amounts paid of the types described in subsection (a) of the definition of Restricted Payments, in each case for the relevant fiscal period prior to the date of such calculation, to (b) Consolidated Fixed Charges. The “relevant fiscal period” referenced in the preceding sentence means (i) for any date of calculation during the 12 Fiscal Month period after the Merger, the period beginning with and including the first Fiscal Month after the Merger through and including the Fiscal Month just ended prior to the date of calculation; and (ii) for any date of calculation after the 12 Fiscal Month period after the Merger, the 12 Fiscal Months just ended prior to the date of calculation.

(g)	“Guarantors” means (i) the Initial Subsidiary Guarantors, (ii) Belden Communications Company, (iii) CDT International Holdings Inc., Dearborn/CDT, Inc., Thermax/CDT, Inc., X-Mark/CDT Inc., Nordx/CDT Corp. and Red Hawk/CDT, Inc., and (iv) each other Domestic Subsidiary that becomes a Guarantor pursuant to SECTION 5.15.

(h)	“Guaranty” means collectively (i) the Guaranty dated as of the Closing Date signed by the Initial Subsidiary Guarantors, (ii) the Guaranty dated as of May 26, 2004 signed by Belden Communications Company, and (iii) the Guaranty dated as of the Third Amendment Date signed by CDT International Holdings Inc., Dearborn/CDT, Inc., Thermax/CDT, Inc., X-Mark/CDT Inc., Nordx/CDT Corp. and Red Hawk/CDT, Inc., in each case unconditionally and jointly and severally guaranteeing payment of the Loans, the Notes and all other Obligations of the Borrowers to the Agent and the Lenders hereunder, including without limitation all principal, interest, fees, costs, and compensation and indemnification amounts provided for hereunder.

(i)	“Material Subsidiary” means, as of any date of determination, any Subsidiary which is directly owned by the Parent or a Subsidiary, and (a) has assets which constitute more than 5% of the consolidated total assets of the Parent and its Consolidated Subsidiaries at the end of the most recent Fiscal Quarter, (b) contributed more than 5% of Consolidated Operating Income for the relevant fiscal period (or, with respect to any Subsidiary which existed during the entire relevant fiscal period but was acquired by the Parent during such period, which would have contributed more than 5% of Consolidated Operating Income for such period had it been a Subsidiary for the entire period, as determined on a pro forma basis in accordance with GAAP), or (c) is listed on SCHEDULE 1.01. The “relevant fiscal period” referenced in the preceding sentence means (i) for any date of determination during the 12 Fiscal Month period after the Merger, the period beginning with and including the first Fiscal Month after the Merger through and including the Fiscal Month just ended prior to the date of determination; and (ii) for any date of determination after the 12 Fiscal Month period after the Merger, the 4 Fiscal Quarters just ended prior to the date of determination.

(j)	“1999 Note Purchase Agreement” means that certain Note Purchase Agreement dated as of September 1, 1999 among Belden Inc. and certain noteholders from time to time party thereto, as such agreement may be hereafter amended, restated, supplemented, refinanced, increased or reduced from time to time, subject to SECTION 5.36.

(k)	“1997 Note Purchase Agreement” means that certain Note Purchase Agreement dated as of August 1, 1997 among Belden Inc. and certain noteholders from time to time party thereto, as amended by that certain First Amendment to Note Purchase Agreement dated as of September 1,

1999 and as such agreement may be hereafter amended, restated, supplemented, refinanced, increased or reduced from time to time, subject to SECTION 5.36.

(l)	“Parent” means Belden CDT Inc., and its successors and permitted assigns.

(m)	“Pledge Agreement” means collectively the Stock Pledge Agreements dated as of the Closing Date and (as to the CDT Group entities) the Third Amendment Date, respectively, executed by the Borrowers and any Guarantor that owns a Domestic Subsidiary in favor of the Agent and to be joined in pursuant to SECTION 5.15 by any other Borrower or Guarantor that after the Closing Date acquires a Domestic Subsidiary.

(n)	“Test Ratio” means, as of any date of calculation, the ratio of (i) Net Funded Debt as of such date to (ii) Consolidated EBITDA for the relevant fiscal period, annualized to the extent such period is less than 12 Fiscal Months. The “relevant fiscal period” referenced in the preceding sentence means (i) for any date of calculation during the 12 Fiscal Month period after the Merger, the period beginning with and including the first Fiscal Month after the Merger through and including the Fiscal Month just ended on the date of calculation; and (ii) for any date of calculation after the 12 Fiscal Month period after the Merger, the 12 Fiscal Months just ended on the date of calculation.

(o)	“Third Amendment Date” means November 9, 2004.

3.	Amendment to Section 1.02 (Accounting Terms and Definitions). Section 1.02 of the Credit Agreement is hereby amended by adding immediately after the words “the most recent audited consolidated financial statements of the Parent and the Subsidiaries” the words “(or Belden Inc. and its Subsidiaries for periods prior to the delivery of the audited consolidated financial statements of the Parent and the Subsidiaries for the Fiscal Year of 2004)”.

4.	Amendment to Section 4.04 (Financial Information). Section 4.04(a) of the Credit Agreement is hereby amended by changing each reference therein to “Parent” to a reference to “Belden Inc.”, and changing each reference therein to “Consolidated Subsidiaries” to a reference to “consolidated Subsidiaries”. Section 4.04(b) of the Credit Agreement is hereby amended by changing the reference therein to “December 31, 2002” to a reference to “July 15, 2004”.

5.	Amendment to Section 4.07 (Compliance with Laws; Payment of Taxes). Section 4.07 of the Credit Agreement is hereby amended by adding immediately after the words “examined and closed” in the last sentence thereof the words “(or the statute of limitations run)”.

6.	Amendment to Section 4.18 (Purchase of Collateral). Section 4.18 of the Credit Agreement is hereby amended by changing the reference therein to

“Closing Date” to a reference to “Third Amendment Date”. Section 4.18 of the Credit Agreement is hereby further amended by adding to the end thereof the words “and except for the Merger”.

7.	Amendment to Section 4.26 (Article 9 Information). Section 4.26 of the Credit Agreement is hereby amended by adding to the end thereof the words “, or in the case of the CDT Group entities on SCHEDULE 4.26”.

8.	Amendment to Section 5.01 (Information). Section 5.01(m) of the Credit Agreement is hereby amended by adding to the end thereof the following sentence: “Notwithstanding the provisions of SECTION 5.01(a), SECTION 5.01(b), or SECTION 5.01(c), the reports required by SECTION 5.01(a) and SECTION 5.01(b) for Fiscal Year 2004 and the Fiscal Quarter ended September 30, 2004 shall be based on Belden Inc. as the accounting acquirer in the Merger. Further, to the extent such provisions require the Borrowers to furnish or deliver any financial information or figures for a portion of a Fiscal Year, or corresponding financial information or figures for a previous Fiscal Year or portion thereof, relating to any time prior to July 15, 2004 (being the consummation date of the Merger), such financial information and figures shall be deemed to be based on Belden Inc. as the accounting acquirer in the Merger.”

9.	Amendment to Section 5.08 (Insurance; Net Casualty/Insurance Proceeds). The second sentence of Section 5.08(a) of the Credit Agreement is hereby amended and restated in its entirety as follows: “The Agent agrees that such deductibles and self insurance retention amounts in place on the Third Amendment Date are acceptable and agrees that it will not unreasonably withhold its approval of future modifications to such amounts.”

10.	Amendment to Section 5.16 (Restricted Payments and Investments and Acquisitions). Subsection 5.16 of the Credit Agreement is hereby amended by changing each reference therein (except in clause (xiv) thereof) to “Closing Date” to a reference to “Third Amendment Date”, by deleting the words “not existing on the Closing Date” from clause (xiv) thereof, by changing the words “not to exceed $7,500,000 “ in clause (vi) thereof to the words “not to exceed $10,000,000”, and by amending and restating clause (xiii) thereof in its entirety as follows:

"(xiii) payment of dividends in an amount not to exceed $12,000,000 each year made in the ordinary course of business and consistent with practices existing on the Third Amendment Date; and”

11.	Amendment to Section 5.17 (Permitted Liens). Section 5.17 of the Credit Agreement is hereby amended by amending and restating subparagraph (a) thereof in its entirety as follows:

     ”(a) (i) Liens existing on the date of this Agreement securing Debt or other obligations outstanding on the date of this Agreement and disclosed in the

Collateral Disclosure Certificates, and (ii) Liens on any assets of any CDT Group entity;”

12.	Amendment to Section 5.20 (Permitted Debt). Section 5.20 of the Credit Agreement is hereby amended by (i) changing each reference in subparagraph (a) thereof to “Closing Date” to a reference to “Third Amendment Date”, (ii) changing the words “not to exceed $7,500,000” in subparagraph (a) thereof to the words “not to exceed $10,000,000”, (iii) changing the words “not to exceed $15,000,000” in the fifth line of subparagraph (i) thereof to the words “not to exceed $20,000,000”, (iv) changing the words “not to exceed $10,000,000” in the seventh line of subparagraph (i) thereof to the words “not to exceed $15,000,000”, and (v) amending and restating subparagraph (b) thereof in its entirety as follows:

     ”(b) (i) Debt to the Agent and the Lenders under this Agreement and the other Credit Documents and to Wachovia or the LC Issuer under any document or agreement pertaining to any Letter of Credit, and (ii) Debt under the CDT Debentures;”

13.	Amendment to Section 5.29. Section 5.29 is hereby amended by deleting it in its entirety and substituting the following in lieu thereof:

     “SECTION 5.29. Appraisals; Field Examinations. The Agent reserves the right, exercisable from time to time hereafter in its commercially reasonable judgment, to require that the Borrowers and/or the Guarantors obtain, and the Borrowers and/or the Guarantors shall so obtain, at the Borrowers’ expense, appraisals reflecting then current values of the Accounts and Inventory. After the Appraisal Approval Date, the Agent reserves the right, exercisable from time to time hereafter in its commercially reasonable judgment, to require that the Borrowers and/or the Guarantors obtain, and the Borrowers and/or the Guarantors shall so obtain, at the Borrowers’ expense, appraisals reflecting then current values of the Equipment. The Agent anticipates that it will conduct one field examination per year, but reserves the right, exercisable from time to time hereafter, to conduct field examinations on a more frequent basis in its commercially reasonable judgment, and all such field examinations shall be at the Borrowers’ expense.”

14.	CDT Group Matters. Notwithstanding anything in the Credit Agreement to the contrary, for purposes of Article 4, Article 5 and Section 6.01 of the Credit Agreement only, the definition of “Collateral” in the Credit Agreement, and all defined terms in the Credit Agreement that comprise part of the Collateral (including without limitation “Accounts”, “General Intangibles”, “Inventory”, “Equipment”, “Goods”, “Investment Property”, “Intellectual Property”, “Patents”, “Trademarks” and “Copyrights”), shall not include any personal property or other asset of any nature of any CDT Group entity; the definition of “Collateral Disclosure Certificates” shall not include any Collateral Disclosure Certificate of any CDT Group entity (which are not required of such entities); and the definition of “Collateral Location” in the Credit Agreement shall not include any location of any CDT Group entity. Without limiting the foregoing, none of the following provisions of the Credit Agreement shall apply, in any respect under the Credit Agreement, to any CDT Group entity, its business, operations or any of its personal property or other assets of any nature: Sections 4.27-4.38; the last sentence of Section 5.10; Section 5.11; or Sections 5.22-5.35. For the avoidance of doubt, it is understood and agreed that Article 3 of the Credit Agreement is unaffected by the above two sentences, and that the Borrowers and the Guarantors (as such terms are defined in this Third Amendment) grant the general lien upon and security interest in their personal property as more fully provided by the terms and limitations of such Article 3.

15.	Permitted CDT Deposit Accounts. The Agent and the Lenders acknowledge and agree that the CDT Group entities may establish and maintain Deposit Accounts with depositary institutions which are not Approved Depositories, into which accounts are deposited cash, checks, drafts, items and other Instruments for the payment of money in full or partial payment for the Inventory or other items of the types referenced in the first sentence of Section 2.15(a)(ii) of the Credit Agreement (the “Permitted CDT Deposit Accounts”), provided that the aggregate amount of such Permitted CDT Deposit Accounts after their daily “sweep” into other CDT Group concentration accounts, plus the aggregate amount of such other CDT Group concentration accounts after their daily “sweep” into Collateral Reserve Accounts or into securities accounts with Approved Securities Intermediaries, at no time exceeds five hundred thousand dollars ($500,000). Such establishment and maintenance of the Permitted CDT Deposit Accounts shall not be deemed a violation of Sections 2.15(a) or (b) of the Credit Agreement provided that such $500,000 threshold is not exceeded; if such threshold is exceeded, Sections 2.15 (a) and (b) shall thereupon apply, and the CDT Group entities shall comply therewith as soon as practicable.

16.	Borrowing Base Exclusion. No personal property or other asset of any CDT Group entity will be included in the Borrowing Base except as provided in this paragraph 16. The Borrowers may elect to include personal property and other assets of specified CDT Group entities (or specified operating divisions of such entities) in the Borrowing Base in accordance with the terms of the Credit Agreement, in which event (i) such personal property and other assets will become subject to the provisions of the Credit Agreement from which they had been excluded under paragraph 14 above, (ii) supplemental disclosures/exceptions under Articles 4 and 5 of the Credit Agreement (whether or not the wording thereof permits such supplemental disclosures/exceptions) will be mutually negotiated in good faith by the parties, and (iii) subject to the Credit Agreement, such personal property and other assets will be subject to the reasonably satisfactory completion of necessary field exams and any other investigations deemed necessary in the Agent’s reasonable credit judgment.

17.	Amendments to Certain Schedules and Exhibits. The following schedules to the Credit Agreement are hereby amended and restated in their entirety as attached to this Third Amendment: Schedule 4.13 (Environmental Matters);

Schedule 4.20 (Labor Disputes); Schedule 4.21 (Surety Obligations); Schedule 4.22 (Burdensome Restrictions); Schedule 4.25 (Capital Structure); Schedule 5.01(c) (Consolidating Financial Information); and Schedule 5.20 (Intercompany Debt, Other Debt). Schedule 4.26 (Certain CDT Group Information) is hereby added to the Credit Agreement. Exhibits A-1 (Revolving Loan Note) and A-2 (Settlement Loan Note) are hereby amended and restated in their entirety as attached to this Third Amendment.

18.	Second Amendment. The requirement of paragraph 9 (Certain Amendments No Longer Effective) of the Consent Under and Second Amendment to Credit and Security Agreement dated May 26, 2004, is hereby deemed to have been satisfied (and the referenced amendments shall remain effective) notwithstanding the fact that this Third Amendment was not executed within the referenced 45-day period.

19.	Waiver. With respect to each of Fiscal Months July 2004, August 2004 and September 2004, the Agent and the Lenders hereby waive the requirement in Section 5.01(c) of the Credit Agreement that the Fiscal Month report described in such Section 5.01(c) be due within 30 days after the end of each such Fiscal Month, and further waive any Default or Event of Default arising in connection with the failure to submit such reports within such time periods; provided, however, that the Borrowers agree to deliver each of such reports to each of the Lenders on or before November 15, 2004.

20.	Representations and Warranties. The Borrowers hereby restate and renew each and every representation and warranty heretofore made by them in Article 4 of the Credit Agreement (as amended by this Third Amendment), as fully as if made on the date hereof (except where reference is made to a specific date).

21.	Effect of Third Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers and the Guarantors, as applicable.

22.	Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

23.	Section References. Section titles and references used in this Third Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

24.	No Default. To induce the Agent and the Lenders to enter into this Third Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrowers hereby acknowledge and agree that, as of the date hereof and after giving effect to this Third Amendment, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Agent or the Lenders under the Credit Agreement or the obligations of the Guarantors under the Guaranty.

25.	No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that there has not been, and this Third Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Credit Documents, or a mutual departure from the strict terms, provisions and conditions thereof, other than the amendments and waivers set forth hereinabove.

26.	Further Assurances. The Borrowers agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

27.	Governing Law. This Third Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

28.	Conditions Precedent. This Third Amendment shall become effective only upon (a) Agent’s receipt of a Guaranty substantially in the form of Exhibit S to the Credit Agreement (with appropriate modification to conform to this Third Amendment) executed by CDT International Holdings Inc., Dearborn/CDT, Inc., Thermax/CDT, Inc., X-Mark/CDT Inc., Nordx/CDT Corp. and Red Hawk/CDT, Inc., (b) Agent’s receipt of Revolving Loan Notes (one for each Lender) and a Settlement Loan Note (for the Agent) executed by the Borrowers, in exchange for the return to the Borrowers and cancellation of the prior Revolving Loan Notes and Settlement Loan Note, (c) Agent’s receipt of a Stock Pledge Agreement substantially in the form of Exhibit N to the Credit Agreement executed by the Parent, CDT and CDT International Holdings Inc., pledging the stock of Belden Inc., CDT, CDT International Holdings Inc., Dearborn/CDT, Inc., Thermax/CDT, Inc., X-Mark/CDT Inc., Nordx/CDT Corp. and Red Hawk/CDT, Inc., (d) Agent’s receipt of an opinion letter from the Parent’s in-house counsel in a form reasonably acceptable to Agent indicating that the Parent, CDT and the Guarantors within the CDT Group are legally bound by the documents referenced in (a)-(c) above, and (e) execution and delivery by facsimile to counsel for the Agent, Tracy S. Plott, Jones Day, facsimile no. 404-581-8330, of (i) a signature page to this Third Amendment by the Borrowers, the Agent and the Lenders, and (ii) a signature page of the Consent and Reaffirmation of Guarantors at the end hereof by the Initial Subsidiary Guarantors and Belden Communications Company.

     IN WITNESS WHEREOF, the Borrowers, the Agent and each of the Lenders has caused this Third Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

BELDEN CDT INC.
By:	/s/Richard K. Reece
Title: Vice President, Finance and Chief Financial Officer

BELDEN INC.
By:	/s/Richard K. Reece
Title: Vice President, Finance and Chief Financial Officer

BELDEN TECHNOLOGIES, INC.
By:	/s/Richard K. Reece
Title: Vice President

BELDEN WIRE & CABLE COMPANY
By:	/s/Richard K. Reece
Title: Vice President

CABLE DESIGN TECHNOLOGIES INC.
By:	/s/Richard K. Reece
Title: Vice President, Finance and Chief Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/
Title:

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and as a Lender
By:	/s/
Title:

COMERICA BANK, as a Lender
By:	/s/
Title:

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/
Title:

ING BANK N.V, as a Lender
By:	/s/
Title:

FIFTH THIRD BANK, INDIANA, as a Lender
By:	/s/
Title:

CONSENT AND REAFFIRMATION OF GUARANTORS

     Each of the undersigned (i) acknowledges receipt of the foregoing Third Amendment, (ii) consents to the execution and delivery of the Third Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under (A) the Guaranty dated as of October 9, 2003 executed by Belden Holdings, Inc. and Belden International, Inc. and (B) the Guaranty dated May 26, 2004 executed by Belden Communications Company, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Third Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

BELDEN HOLDINGS, INC.
By:	/s/Richard K. Reece
Title: Vice President

BELDEN INTERNATIONAL, INC.
By:	/s/Richard K. Reece
Title: Vice President

BELDEN COMMUNICATIONS COMPANY
By:	/s/Richard K. Reece
Title: Vice President

EXHIBIT A-1

REVOLVING LOAN NOTE

Charlotte, North Carolina

November ___, 2004

     For value received, each of BELDEN CDT INC., BELDEN INC., BELDEN TECHNOLOGIES, INC., BELDEN WIRE & CABLE COMPANY and CABLE DESIGN TECHNOLOGIES INC. (collectively, the “Borrowers”), jointly and severally, promises to pay to the order of [                   ], a [                   ] (the “Lender”), for the account of its Lending Office, the principal sum of [                   ] AND NO/100 DOLLARS ($[                   ]), or such lesser amount as shall equal the unpaid principal amount of each Revolving Loan made by the Lender to the Borrowers pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers promise to pay interest on the unpaid principal amount of this Revolving Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 201 South College Street, CP-8, Charlotte, North Carolina 28288-0680, Attention: Agency Services, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Loans made by the Lender, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement.

     This Revolving Loan Note is one of the Revolving Loan Notes referred to in the Credit and Security Agreement dated as of October 9, 2003 among Belden Inc., Belden Technologies, Inc., Belden Communications Company, Belden Wire & Cable Company, the Lenders listed on the signature pages thereof, Wachovia Bank, National Association, as Agent, and U.S. Bank National Association, as Syndication Agent, as amended by that certain First Amendment to Credit and Security Agreement dated May 10, 2004, that certain Consent Under and Second Amendment to Credit and Security Agreement dated May 26, 2004, and that certain Third Amendment to Credit and Security Agreement of even date herewith (as so amended and as the same may be further amended and modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrowers to pay all costs of collection, including reasonable attorneys fees, in the event this Revolving Loan Note is collected by law or through an attorney at law.

     The Borrowers hereby waive presentment, demand, protest, notice of demand and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

     IN WITNESS WHEREOF, the Borrowers have caused this Revolving Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

BELDEN CDT INC.
By:
Name:
Title:

BELDEN INC.
By:
Name:
Title:

BELDEN TECHNOLOGIES, INC.
By:
Name:
Title:

BELDEN WIRE & CABLE COMPANY
By:
Name:
Title:

CABLE DESIGN TECHNOLOGIES INC.
By:
Name:
Title:

2

Revolving Loan Note (cont’d)

REVOLVING LOANS AND PAYMENTS OF PRINCIPAL

Date	Base Rate or Euro-Dollar Loan	Amount of Loan	Amount of Principal	Maturity Date	Notation Made By

3

EXHIBIT A-2

SETTLEMENT LOAN NOTE

Charlotte, North Carolina

November ___, 2004

     For value received, each of BELDEN CDT INC., BELDEN INC., BELDEN TECHNOLOGIES, INC., BELDEN WIRE & CABLE COMPANY and CABLE DESIGN TECHNOLOGIES INC. (collectively, the “Borrowers”), jointly and severally, promises to pay to the order of Wachovia Bank, National Association, a national banking association (the “Lender”), for the account of its Lending Office, the principal sum of FIVE MILLION AND NO/100 DOLLARS ($5,000,000), or such lesser amount as shall equal the unpaid principal amount of each Settlement Loan made by the Lender to the Borrowers pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers promise to pay interest on the unpaid principal amount of this Settlement Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, National Association, 201 South College Street, CP-8, Charlotte, North Carolina 28288-0680, Attention: Agency Services, or such other address as may be specified from time to time pursuant to the Credit Agreement.

     All Settlement Loans made by the Lender, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement.

     This Settlement Loan Note is the Settlement Loan Note referred to in the Credit and Security Agreement dated as of October 9, 2003 among Belden Inc., Belden Technologies, Inc., Belden Communications Company, Belden Wire & Cable Company, the Lenders listed on the signature pages thereof, Wachovia Bank, National Association, as Agent, and U.S. Bank National Association, as Syndication Agent, as amended by that certain First Amendment to Credit and Security Agreement dated May 10, 2004, that certain Consent Under and Second Amendment to Credit and Security Agreement dated May 26, 2004, and that certain Third Amendment to Credit and Security Agreement of even date herewith (as so amended and as the same may be further amended and modified from time to time, the “Credit Agreement”). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the

Borrowers to pay all costs of collection, including reasonable attorneys fees, in the event this Settlement Loan Note is collected by law or through an attorney at law.

     The Borrowers hereby waive presentment, demand, protest, notice of demand and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

     IN WITNESS WHEREOF, the Borrowers have caused this Settlement Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

BELDEN CDT INC.
By:
Name:
Title:

BELDEN INC.
By:
Name:
Title:

BELDEN TECHNOLOGIES, INC.
By:
Name:
Title:

BELDEN WIRE & CABLE COMPANY
By:
Name:
Title:

CABLE DESIGN TECHNOLOGIES INC.
By:
Name:
Title:

2

Settlement Loan Note (cont’d)

Date	Amount of Loan	Amount of Principal	Notation Made By

3

Schedule 4.13
Environmental Matters

CERCLA PRP Sites

     SRS Solvent Recovery Services, Southington, CT

State PRP sites

     Lee County Solvent Vault, Lee County, MS

     Former Phalo manufacturing facility, Shrewsbury, MA

     Former Intercole manufacturing facility, City of Lodi (North Plume Area), CA

Belden Property

     Venlo, The Netherlands (groundwater contamination of metals and VOC’s)

Schedule 4.20
Labor Disputes

Legal Entity	Location	Union	Contract Expiration
Belden Wire & Cable Company	Elizabeth, New Jersey	UAW	2/4/05

Belden (Canada) Inc.	Cobourg, Ontario	USW	11/6/05

Belden UK Limited	Manchester, England	GMB, MSF, AEEU	Annual wage negotiations

Belden Wire & Cable B.V.	Venlo, The Netherlands	FNV, UNIE, VHP	4/1/05

Kabelovna Decin Poldmodly AS	Decin, Czech Republic	TRU	7/31/05

Cekan/CDT A/S	Gjern, Denmark	SID	12/31/05

Raydex/CDT Ltd.	Skelmersdale, United Kingdom	TGWU, AMICUS, APEX/GmB	12/1/05

Raydex/CDT Ltd.	Littleborough, United Kingdom	GmBu, AMICUS, AFEU	11/1/05

Dearborn/CDT	Wheeling, IL	Chemical and Allied Product Workers	6/30/06

Cable Design Technologies, Inc. (Admiral Division)	Wadsworth, OH	UAW	9/30/06

HEW-Kábel Heinz Eilentroop Verwaltungs GmbH	Wipperfürth, Germany	TC	10/1/05

Nordx/CDT Inc.	Pointe Claire, Quebec, Canada	CUC, LSCDEB	6/30/05

Schedule 4.21
Surety Obligations

Legal Entity	Beneficiary	Purpose	Amount
Belden Wire & Cable Company	State of Arkansas	Self-insurance Workers Compensation	$100,000

Belden Wire & Cable Company	State of Indiana	Self-insurance Workers Compensation	$500,000

Belden Wire & Cable Company	Commonwealth of Kentucky	Self-insurance Workers Compensation	$691,582

Belden Wire & Cable Company	South Carolina Workers’ Compensation Commission	Self-insurance Workers Compensation	$500,000

Belden Wire & Cable Company	State of Vermont	Self-insurance Workers Compensation	$350,000

Belden Wire & Cable Company	U. S. Customs	Customs Duties	$100,000

Belden Communications Company	Arizona Workers Compensation	Self-insurance Workers Compensation	$250,000

Belden Communications Company	Canada	Goods & Services Tax	$75,000

The above surety bonds are issued by an unaffiliated surety company. The Belden entities listed above have agreed to reimburse the surety if payments are made on the bonds. Thus the Belden entity may not be technically obligated as surety or indemnitor under the bonds.

The Borrowers also, in the ordinary course of business, issue guarantees of the payment or performance obligations of Subsidiaries with respect to contracts entered into by such Subsidiaries in the ordinary course of business, and will likely continue to do so.

Schedule 4.22
Burdensome Restrictions

Private Placement Note Agreements

     The 1997 Note Purchase Agreement places various restrictions on the right and ability of the Borrowers and Subsidiaries to incur Debt. See especially Sections 10.2 and 10.3.

     The 1999 Note Purchase Agreement places various restrictions on the right and ability of the Borrowers and Subsidiaries to incur Debt. See especially Sections 10.2 and 10.3.

SCHEDULE 4.25

Capital Structure

A. U.S. Entities

								Jurisdictions
								Where
							Holder	Qualified
							(Unless	to
							otherwise	Transact
							noted,	Business
							the	Other
		Nature		Number	Number	Number	holder(s)	Than
	Jurisdiction	of	Redeemable	of	of	of	collectively	State
	of	Equity	Preferred	Author.	Issued	Treasury	owns	of
(a) Subsidiary	Incorp.	Interests	Stock	Shares	Shares	Shares	100%)	Incorporation
								Arizona
								Alabama
		Common:						Kentucky
		Class A						New Jersey
Belden Communications Company	Delaware	Class B	No	1,000	50 Class A	None	Belden Inc.	Indiana

							Belden
							Communications
Belden Communications Holding, Inc.	Delaware	Common	No	10,000	100	None	Company

							Belden Wire & Cable
Belden Holdings, Inc.	Delaware	Common	No	10,000	100	None	Company

Belden Inc.	Delaware	Common	No	100	100	None	Belden CDT Inc.

Belden Insurance Company	Vermont	Common	No	200,000	100,000	None	Belden Inc.

							Belden Wire & Cable
Belden International, Inc.	Delaware	Common	No	10,000	100	None	Company

China — Beijing	Branch

China — Shanghai	Branch

Hong Kong	Branch

Italy	Branch

Malaysia	Branch

Middle East — United Arab	Branch

Puerto Rico	Branch

Singapore	Branch

Venezuela	Branch

							Belden Wire & Cable
Belden Technologies, Inc.	Delaware	Common	No	10,000	10,000	None	Company	MO

Belden Wire & Cable Company	Delaware	Common	No	10,000	9,000	None	Belden Inc.	See Attachment

		Preferred		2,000,000	See Attachment
Belden CDT Inc.	Delaware	Common	No	200,000,000	46,881,691	3,301,850	Public

Cable Design Technologies Inc.	Washington	Common	No	1,000	1,000	None	Belden CDT Inc.	See Attachment

								Jurisdictions
								Where
							Holder	Qualified
							(Unless	to
							otherwise	Transact
							noted,	Business
							the	Other
		Nature		Number	Number	Number	holder(s)	Than
	Jurisdiction	of	Redeemable	of	of	of	collectively	State
	of	Equity	Preferred	Author.	Issued	Treasury	owns	of
(a) Subsidiary	Incorp.	Interests	Stock	Shares	Shares	Shares	100%)	Incorporation
							Cable Design
CDT International Holdings Inc.	Delaware	Common	No	1,000	100	-0-	Technologies Inc.	Delaware

							CDT International
AW Industries Inc.	Florida	Common	No	1,000	1,000	-0-	Holdings Inc.	Florida

Red Hawk/CDT, Inc.	Delaware	Common	No	1,000	100	-0-	Belden CDT Inc.	California, Delaware

							CDT International	California, Illinois,
Nordx/CDT Corp.	Delaware	Common	No	1,000	100	-0-	Holdings Inc.	Delaware

							CDT International
Nordx/CDT — IP Corp.	Delaware	Common	No	1,000	100	-0-	Holdings Inc.	Delaware

							CDT International
Tennecast/CDT, Inc.	Ohio	Common	No	100	100	-0-	Holdings Inc.	Ohio

							CDT International
X-Mark/CDT Inc.	Pennsylvania	Common	No	100,000	100	-0-	Holdings Inc.	Pennsylvania

							CDT International	California, Illinois,
Dearborn/CDT Corp.	Delaware	Common	No	1,000	100	-0-	Holdings Inc.	Delaware

							CDT International	California,
Thermax/CDT, Inc.	Delaware	Common	No	1,000	100	-0-	Holdings Inc.	Delaware

190 Corporation, Inc.	Illinois	Common	No	1,000	100	-0-	Dearborn/CDT Corp.

2

Schedule 4.25
Capital Structure

     B. Non-U.S. Entities

Holder (Unless otherwise
	Jurisdiction of	Number of	noted, the holder(s)
Subsidiary	Incorporation	Treasury Shares	collectively owns 100%)
Belden Australia Pty Ltd.	Australia	None	Belden Wire & Cable Company

Belden (Bermuda) Finance Ltd.	Inactive	None	Belden Wire & Cable Company

Belden Wire & Cable Company,
Belden Brasil Commercial LTDA	Brazil	None	Belden International, Inc.

Belden (Canada) Finco Limited			Belden Communications Holding,
Partnership	Alberta, Canada	None	Inc. Belden Technologies, Inc.

Belden (Canada) Inc.	Ontario, Canada	None	Belden Wire & Cable Company

Belden Deutschland GmbH	Germany	None	Belden Europe B.V.

Belden-Dörfler GmbH in
Liquidation	Austria	None	Belden — Duna Kábel Kft.

Belden Europe B.V.
Belden-Duna Kábel Kft.	Hungary	None	Belden Wire & Cable B.V.

	German Limited		Belden Deutschland GmbH
Belden-EIW GmbH & Co. KG	Partnership	None	Belden Electronics GmbH

Belden Wire & Cable Company
Belden Electronics Argentina S.A.	Argentina	None	Belden International, Inc.

Belden Electronics GmbH	Germany	None	Belden Europe B.V.

Belden International, Inc.
Belden Electronics S.a.r.l.	France	None	Belden Wire & Cable Company

Belden Electronics, S.A. de C.V.	Mexico	None	Belden Wire & Cable Company

Belden Europe B.V.	The Netherlands	None	Belden International Holdings B.V.

Belden Europe B.V. & Belden Wire	German Civil Code		Belden Europe B.V.
& Cable B.V. Finance GbR	Partnership	None	Belden Wire & Cable B.V.

Belden Foreign Sales Corporation	Barbados	None	Belden Wire & Cable Company

Belden International Holdings
B.V. (Netherlands)	The Netherlands	None	Belden Holdings, Inc.

Belden Netherlands B.V.	The Netherlands	None	Belden Europe B.V.

Belden Superannuation Pty Ltd.	Australia	None	Belden Wire & Cable Company

Belden (UK) Finco Limited			Belden Wire & Cable Company
Partnership	United Kingdom	None	Belden Communications Holding, Inc.

Belden UK Limited	England	None	Belden Wire & Cable Company

Belden Wire & Cable B.V.	The Netherlands	None	Belden Europe B.V.

Nordx/CDT Inc.	Canada	None	CDT International Holdings Inc.

Boselan	United Kingdom	None	CDT International Holdings Inc.

CDT International Holdings Inc.
Noslo Ltd.	United Kingdom	None	(88.4%), Nordx CDT Inc. (11.6%)

Wire Group International Ltd.	United Kingdom	None	Noslo Ltd.

Raydex/CDT Ltd.	United Kingdom	None	Noslo Ltd.

Nordx Ltd.	United Kingdom	None	Noslo Ltd.

3

Holder (Unless otherwise
	Jurisdiction of	Number of	noted, the holder(s)
Subsidiary	Incorporation	Treasury Shares	collectively owns 100%)
Anglo American Ltd.	United Kingdom	None	Noslo Ltd.

CDT Asia Pacific		None	CDT International Holdings Inc.

CDTCO Ltd.	Bermuda	None	CDT International Holdings Inc.

Nordx/CDT Do Brazil Ltda.	Brazil	None	CDT International Holdings Inc.

Nordx/CDT Asia Limited	Hong Kong	None	CDT International Holdings Inc.

Nordx/CDT Australia Pty. Ltd.	Australia	None	CDT International Holdings Inc.

Cekan/CDT A/S	Denmark	None	Noslo Ltd.

Cable Design Technologies
(Deutschland) GmbH	Germany	None	Noslo Ltd.

Cable Design Technologies
CDT Italia s.r.l.	Italy	None	(Deutschland) GmbH

HEW-Kábel Heinz Eilentropp			Cable Design Technologies
Verwaltungs — GmbH	Germany	None	(Deutschland) GmbH (80%)

HEW-Kábel Heinz Eilentropp
HEW Standinavistea AB	Sweden	None	Verwaltungs — GmbH

CDT (CZ) Sro	Czech Republic	None	Noslo Ltd.

CDT/Nordic Holding AB	Sweden	None	Noslo Ltd.

CDT/Nordic AB	Sweden	None	CDT/Nordic Holding AB

Kabelovna Decin Poldmodly As	Czech Republic	None	CDT/Nordic Holding AB (95%)

NEK Sweden	Sweden	None	Noslo Ltd.

C. Affiliates - None

4

Schedule 4.25 Attachment
Belden Wire & Cable Company
Jurisdictions in Which Qualified
To Do Business

Alabama
Arizona
Arkansas
California
Colorado
Florida
Georgia
Illinois
Indiana
Kentucky
Louisiana
Massachusetts
Michigan
Minnesota
Missouri
New Mexico
New Jersey
North Carolina
North Dakota
Ohio
Pennsylvania
South Carolina
Texas
Vermont
Washington

5

Schedule 4.25 Attachment
Cable Design Technologies Inc.
Jurisdictions in Which Qualified
To Do Business

Colorado
Connecticut
Florida
Georgia
Maryland
Massachusetts
Michigan
New Jersey
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Texas

6

Schedule 4.25 Attachment
Belden CDT Inc. Rights Plan

Under the Belden CDT Inc. rights plan, each registered holder of Belden CDT common stock will be entitled to purchase one one-thousandth of a share of Junior Participating Preferred Stock Series A at a price of $150.00 per one one-thousandth of a share, subject to adjustments, in the event of certain change of control events.

7

Schedule 4.26
Certain CDT Group Information

(b)	Jurisdiction of				Location of
(c) Name	Incorporation	Type of Organization	FEIN #	Organizational #	Executive Office
Belden CDT Inc.	Delaware	Corporation	36-3601505	2161073	St. Louis, MO

Cable Design
Technologies Inc.	Washington	Corporation	91-1351700	601-124-888	St. Louis

CDT International
Holdings Inc.	Delaware	Corporation	25-1715671	2347113	St. Louis

Red Hawk/CDT, Inc.	Delaware	Corporation	77-0494765	2946262	Milpitas, CA

Nordx/CDT Corp.	Delaware	Corporation	25-1780564	2581378	Auburn, MA

X-Mark/CDT Inc.	Pennsylvania	Corporation	25-1193930	3-1-67.36288	Washington, PA

Dearborn/CDT, Inc.	Delaware	Corporation	23-2891824	2693691	Wheeling, IL

Thermax/CDT, Inc.	Delaware	Corporation	23-2891819	2693699	Wallingford, CT

Schedule 5.01(c)

Belden CDT Inc.
Monthly Financial Information
Balance Sheet

	United States	Non United States
	Operations	Operations	Total
Cash & cash equivalents
Receivables (net)
Inventories (net)
Income taxes receivable
Deferred income taxes
Other current assets

Subtotal
Property, plant & equipment (net)
Goodwill & other intangibles (net)
Other long-lived assets

Total assets
Accounts payable & accrued liabilities
Income taxes payable

Subtotal
Long-term debt
OPEB
Deferred income taxes
Other long-term liabilities
Preferred stock
Common stock
Additional paid-in capital
Retained earnings
Accumulated OCI
Unearned deferred compensation
Treasury stock

Subtotal
Total liabilities & equity

Belden CDT Inc.
Monthly Financial Information
Income Statement

	United States	Non United States
	Operations	Operations	Total
Revenues
Cost of sales

Gross Profit
SG&A

Operating earnings

2

Belden CDT Inc.
Monthy Financial Information
Cash Flows

	United States	Non United States
	Operations	Operations	Total
Operating earnings
Depreciation & amortization
Change in
Receivables
Inventories
Payables & liabilities
Capital expenditures

Cash flow contribution

3

Schedule 5.20
Intercompany Debt, other Debt

No existing intercompany Debt other than arising in connection with an Investment permitted by SECTION 5.16(iv).

Other Debt:

Debt arising under the Senior Note Purchase Agreement

Other debt of the CDT Group entities in an aggregate principal amount at any time outstanding not exceeding $5 million in the aggregate